UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-22762

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated
(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720
Pasadena, CA 91101
(Address of principal executive offices) (Zip code)

R. Eric Chadwick
Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 720

Pasadena, CA 91101
(Name and address of agent for service)

Registrant's telephone number, including area code: 626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

Morgan Gust

David Gale

Karen H. Hogan

Officers

R. Eric Chadwick, CFA
Chief Executive Officer and
President

Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

Laurie C. Lodolo
Assistant Compliance Officer,
Assistant Treasurer and
Assistant Secretary

Linda M. Puchalski
Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC
1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Dynamic Preferred and Income Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170
1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Annual
Report

November 30, 2018

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“edelivery”), you will not be affected by this change and you need not take any action. If you have not already elected edelivery, you may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the Fund at the telephone number or mailing address listed on the left side of this page, if you invest directly with the Fund, or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all funds held in your account at that financial intermediary. Likewise, your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund. If you are a direct shareholder with the Fund, you can call or write to the Fund at the telephone number or address listed on the left side of this page to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

www.preferredincome.com

FLAHERTY & CRUMRINE dynamic PREFERRED and INCOME FUND

To the Shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund (“DFP”):

Fiscal 2018 came to an end on November 30, 2018 and total returns for the year were dragged lower by a very weak fourth quarter. Total return1 on net asset value (“NAV”) was -5.6% for the fourth fiscal quarter2 and -5.6% for the full fiscal year. Total return on market price of Fund shares over the same periods was -10.8% and -12.9%, respectively.

The table below shows Fund NAV returns over various measurement periods. The table includes performance of two indices, Bloomberg Barclays U.S. Aggregate and S&P 500, as proxies for bond and stock markets, respectively. While neither is a benchmark for Fund performance, they provide context for returns on broad asset categories.

TOTAL RETURN ON NET ASSET VALUE FOR PERIODS ENDED NOVEMBER 30, 2018 (Unaudited)
	Actual Returns			Average Annualized Returns
	Three Months	Six Months	One Year	Three Years	Five Years	Life of Fund(1)
Flaherty & Crumrine Dynamic Preferred and Income Fund	-5.6%	-3.1%	-5.6%	5.9%	8.6%	7.6%
Bloomberg Barclays U.S. Aggregate Index(2)	-0.8%	-0.3%	-1.3%	1.3%	2.0%	1.7%
S&P 500 Index(3)	-4.4%	3.0%	6.3%	12.2%	11.1%	12.1%

(1)Since inception on May 29, 2013.

(2)The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.

(3)The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

Preferred securities held up reasonably well for the first three fiscal quarters. Investors continued to find attractive levels of income in preferreds and seemed to remain hopeful a strong U.S. economy would carry the day – which, by most measures, proved resilient. Returns in the early part of fiscal 2018 were slightly negative due to concerns about higher interest rates. On a relative basis, preferreds performed well during this period, outperforming most corporate-credit benchmarks due to modest spread tightening for preferreds.

While higher interest rates were a headwind to returns in the first two fiscal quarters, preferreds rebounded in the third quarter as interest rates moved sideways or lower, and preferred yields continued to look attractive – especially on an after-tax basis. By the fourth quarter, however, worries about future global and domestic economic growth were added to a growing list of market concerns, and almost all markets moved materially lower, including preferreds.

1 Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

2 September 1, 2018 – November 30, 2018

U.S. bank preferreds were the most stable sector for the year, consistent with limited supply and continued good credit quality. Tax reform was a positive for bank earnings, and a healthy economy combined with modestly higher interest rates further supported the outlook. Foreign banks were more mixed, with weakness targeted at those with country-specific issues, including Brexit in the U.K., weak balance sheets for many German banks and ongoing political and economic concerns in Italy. While the economy, interest rates and consumer health will impact profitability, U.S. banks are expected to report record earnings heading into 2019. As of November 30, U.S. bank holdings were 44.2% of the Fund’s total net assets and foreign bank holdings were 17.2%.

The energy sector faced the strongest headwinds during the year, especially late-2018 as commodity prices moved sharply lower. Recall that rating agencies allow preferreds some equity credit when calculating financial ratios, so many non-financial issuers have an incentive to include preferreds in their capital structures. With energy common stock prices depressed, issuers avoided issuing common stock whenever possible. Instead, many companies issued preferred securities to fund capital expenditures, pushing down prices on outstanding securities. On a positive note, many energy issuers moved to simplify their corporate structures in 2018 – consolidating subsidiaries and eliminating rather high incentive distribution rights that were so common in older Master Limited Partnership (MLP) structures. Simplification is almost always good for preferred investors, and these changes also improve earnings outlooks moving forward. As of November 30, energy holdings were 7.7% of the Fund’s total net assets.

The fourth fiscal quarter stood out during the year as nearly all markets (equity, credit, commodities) were lower in price. Intermediate- and longer-term interest rates moved lower, well off their highs for the year, in a flight-to-quality trade versus other markets. Even though interest rates moved lower, prices of credit instruments traded down and spreads widened significantly. Fund flows (mutual funds, ETFs, etc.) were modestly negative for much of the year, but outflows accelerated in the last months of 2018.

This selloff seems to reflect an accumulation of factors that have been bubbling under the surface for much of the year. Top concerns include a global economic slowdown, widening tariffs and potential for escalating trade wars, the Federal Reserve tightening credit conditions, and most recently a federal government shutdown to end the year. Many of these concerns involve politics, which often are not aligned with investor goals and tend to heighten volatility. Investors are climbing a wall of worry and, more recently, choosing to wait it out by holding more cash.

While a full discussion is beyond the scope of this letter, it is worth mentioning that changes in market structure are also likely responsible for the magnitude of the selloff. Statistics abound showing the rising influence of robo-trading and index-based passive investment products that buy and sell based solely on flows – regardless of value. Liquidity is scarce in market selloffs, and we all pay a price as momentum trading requires lower and lower prices for trade execution. This trend is not new, but it is probably fair to say it has not been fully tested by a bear market or under tightening financial conditions.

Market corrections can be a difficult experience, but we remain optimistic about prospects for preferred securities. As you know, we take a long-term view of investing and our process is rooted in fundamental credit research – and there is much to like about preferred issuers’ credit quality. Preferreds offer very competitive yields (higher by 1-2% in most cases compared to December 2017), and are even better when tax benefits are taken into account. Volatility likely will persist into 2019, but we believe long-term investors will be rewarded with attractive tax-advantaged income and, from current levels, potential for price appreciation.

We encourage you to read the discussion topics that follow, as we dig deeper into subjects of interest to shareholders. In addition, visit the Fund’s website, www.preferredincome.com, for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

December 31, 2018

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over both the recent six months and the Fund’s fiscal year. These components include: (a) the total return on the Fund’s portfolio of securities; (b) the impact of utilizing leverage to enhance returns to shareholders; and (c) the Fund’s operating expenses. When all of these components are added together, they comprise the total return on NAV.

Components of DFP’s Total Return on NAV
for Periods Ended November 30, 2018

	Six Months[1]	One Year
Total Return on Unleveraged Securities Portfolio (including principal change)	-1.2%	-2.3%
Impact of Leverage (including leverage expense)	-1.4%	-2.2%
Expenses (excluding leverage expense)	(0.5)%	(1.1)%
[1] Actual, not annualizedTotal Return on NAV	-3.1%	-5.6%

For the six months and one year periods ended November 30, 2018, the ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC)1 returned -2.1% and -3.0%, respectively. This index reflects the various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, a shareholder’s actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. During the twelve-month period ended November 30, 2018, total return on market price of Fund shares was -12.9%.

Historically, the preferred securities market has experienced price volatility consistent with those of other fixed-income securities. However, since mid-2007 it has become clear that preferred-security valuations can move dramatically when there is volatility in financial markets. This volatility can lead to swings in both the NAV and market price of Fund shares. The chart below contrasts the relative stability of the Fund’s earlier period with the more recent volatility in both its NAV and market price. Many fixed-income asset classes experienced increased volatility over this period.

1The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $20.37 on December 31st and assuming January 2019 monthly distribution of $0.143 does not change, the annualized yield on market price of Fund shares is 8.4%. Of course, there can be no guarantee that the Fund’s dividend will not change based on market conditions.

U.S. Economic and Credit Outlook

The U.S. economy in 2018 likely turned in its best annual performance since 2015, matching that year’s inflation adjusted gross domestic product (real GDP) growth rate of 2.9%. That would be about 0.5% better than economists expected at the beginning of the year. On a Q4 over Q4 basis, real GDP should be up about 3.1% in 2018, which would be the fastest pace since 2005. Economists expect continued expansion of 2.7% in 2019 and 1.9% in 2020. We remain broadly in agreement with the 2019 forecast, but we think 2020 will be a little better.

Real GDP was paced by personal consumption expenditures (+2.6% average growth over the first three quarters of 2018), which benefitted from a strong labor market and lower personal income tax rates. Job growth averaged 220,000 jobs per month in 2018, average hourly earnings were up 3.2% and the unemployment rate touched 3.7%, its lowest level since 1969. Rising consumer demand and corporate tax reform drove a sizable jump in business investment (+7.5% three-quarter average), especially in the first half of the year. Federal government spending (+3.3%) also accelerated in 2018, though state and local government spending (+1.6%) was subdued. Residential investment (-2.8%) fell despite strong employment growth, however, as rising home prices, higher mortgage rates and new limits on deductibility of state and local taxes (including property taxes) combined to dampen demand for housing.

A growing economy and tighter labor market pushed inflation up modestly during the Fund’s fiscal year. Excluding volatile food and energy prices, the consumer price index (CPI) was up 2.2% over 12 months ending in November 2018. The Federal Reserve’s preferred inflation measure, the personal consumption expenditures deflator excluding food and energy was up 1.9% over the same period. Those are 0.3–0.5% higher than a year ago and are near the Fed’s 2% target. Looking ahead, higher wages should put upward pressure on inflation, but lower commodity prices and somewhat slower economic growth push against that; we expect inflation will rise only modestly in 2019.

In response to strong growth and faster inflation, the Federal Open Market Committee (FOMC) raised the federal funds rate by 100 bp during the Fund’s fiscal year and by an additional 25 bp in December 2018. Benchmark short-term rates rose even faster, with three-month LIBOR rising from 1.5% to 2.7% at the end of November 2017 and 2018, respectively; it finished the calendar year at 2.8%. Ten-year Treasury rates also moved up during most of the fiscal year, rising from 2.45% on November 30, 2017 to a high of 3.24% on November 8, 2018. Higher rates were a headwind to credit market performance for much of that period.

The Fed also trimmed reinvestment of maturing Treasury and mortgage-backed securities in its System Open Market Account (SOMA) to a maximum of $50 billion runoff per month beginning in October. SOMA is currently around $4.0 trillion, down about $500 billion since portfolio runoff began in October 2017. While the SOMA reduction is small relative to the size of the Treasury and agency mortgage markets – and more importantly has had no discernable impact on bank lending volume – it coincides with rising Treasury issuance needed to finance a wider budget deficit. Investors have to make room for more low-risk assets, dampening demand for riskier assets. This shift came as signs of slower global economic growth began to proliferate, trade tensions widened, and political uncertainty increased. A selloff in equities that began in October spread to credit markets and pushed the ten-year Treasury yield down to 2.69% as of December 31, 2018. Volatility and risk aversion returned with a vengeance, and lower Treasury rates did little to buoy demand for preferreds or other credit instruments.

So how do we assess the economy and its implications for the preferred market today? We will start by noting that 2018 probably represents a high point for U.S. economic growth over the next several years. That’s not a bad thing. With underlying labor force growth around 0.7%, 3% real GDP growth is not sustainable without productivity growth about 1% higher than the economy has been able to muster so far. We still hope business investment will boost productivity and sustainable growth, but a somewhat slower pace of growth in the meantime reduces inflation risk. In turn, that reduces risk that the Federal Reserve might tighten monetary policy too aggressively and bring forward a recession.

Although we still expect another Fed tightening or two in 2019, risk of an even more rapid pace of tightening than in 2018 – which was very much on investors’ minds just a couple of months ago – is in the dustbin. And while U.S. growth is likely to slow, it still should be better than most years of this recovery. That should support household and corporate income and balance sheets while limiting prospects for sharply higher long-term interest rates.

Leverage at financial companies has continued to decline, and most of those companies have historically strong balance sheets and rising earnings. U.S. bank loan delinquencies and charge-offs are stable or falling from already-low levels, and loan-loss reserves are strong. We do not anticipate a recession over the next two years, but major U.S. banks appear to be well prepared if one arrives. Of course, individual companies will face challenges – especially among nonfinancial companies, where leverage has increased since the financial crisis – but we think credit fundamentals among preferred issuers remains solid. Although volatility is likely to remain elevated for a time, we think the macroeconomic and credit environments are favorable for preferred securities.

Monthly Distributions to Fund Shareholders

During the Fund’s fiscal year, the Federal Reserve raised the federal funds rate by 1.0%, and by an additional 0.25% in December 2018 – delivering exactly what they forecast the year prior. Federal Open Market Committee (FOMC) members still project two more 25 bp rate increases in 2019, but this is fewer than they were projecting just months before – and importantly, the market is currently pricing in less than one full rate increase for the year.

In response, short-term interest rates have risen to reflect actual and expected increases in the Fed’s target. The Fund’s cost of leverage is linked to 1-month LIBOR. The average cost of leverage was 2.693% for fiscal 2018, and the most recent reset of its leverage rate on January 22, 2019 (actual resets occur monthly) was 3.303%.

One positive effect of market weakness in late-2018 is that yields on preferreds are much higher than they were a year prior – and that is supportive of the Fund’s dividend moving forward by providing better reinvestment yields on redeemed securities. Changes in leverage cost and top-line portfolio income are incorporated into the Fund’s dividend-setting process and are also a normal part of the way credit markets function. Interest rates are not static, and neither are credit spreads. Leverage is utilized in the Fund to increase income and returns to shareholders, and leverage continues to enhance distributable income, even though its cost has increased.

The Fund’s monthly dividend was adjusted lower starting with the January 2019 distribution, reflecting the cumulative effect of these changes in top-line income and leverage cost. Future changes will continue to be data-dependent, but we are optimistic the current rate-rising cycle could be nearing a top – and portfolio income has certainly improved recently along with higher preferred yields. We believe the Fund’s strategy of investing in preferred securities and using leverage in an efficient manner will continue to produce a competitive distribution rate for shareholders.

Federal Tax Advantages of 2018 Calendar Year Distributions

In calendar year 2018, approximately 87.4% of distributions made by the Fund was eligible for treatment as qualified dividend income, or QDI. Depending on an individual’s level of income, QDI can be taxed at a rate of 0%, 15% or 20%.

For an individual in the 32% marginal tax bracket, this means that the Fund’s total distributions will only be taxed at a blended 17.1% rate versus the 32% rate which would apply to distributions by a fund investing in traditional corporate bonds. This tax advantage means that, all other things being equal, such an individual who held 100 shares of Common Stock of the Fund for the calendar year would have had to receive approximately $205 in distributions from a fully-taxable bond fund to net the same after-tax amount as the $178 in distributions paid by the Fund.

For detailed information about tax treatment of particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

Corporate shareholders also receive a federal tax benefit from the 42.0% of distributions that were eligible for the inter-corporate dividends received deduction, or DRD.

It is important to remember that composition of the portfolio and income distributions can change from one year to the next, and that the QDI or DRD portions of 2019’s distributions may not be the same (or even similar) to 2018.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OVERVIEW November 30, 2018 (Unaudited)

Fund Statistics
Net Asset Value	$23.02
Market Price	$21.35
Discount	7.25%
Yield on Market Price†	8.32%
Common Stock Shares Outstanding	19,161,549

†November 2018 dividend of $0.148 per share,
annualized, divided by Market Price.

Security Ratings***	% of Net Assets††
A	0.2%
BBB	49.0%
BB	37.0%
Below “BB”	2.1%
Not Rated****	10.3%

Portfolio Rating Guidelines	% of Net Assets††
Security Rated Below Investment Grade By All*****	35.3%
Issuer or Senior Debt Rated Below Investment Grade by All******	2.7%

***Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.

****Excludes common stock and money market fund investments and net other assets and liabilities of 1.4%.

*****Security rating below investment grade by all of Moody’s, Standard & Poor’s, and Fitch Ratings.

******Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 20% of Net Assets.

Industry Categories*	% of Net Assets††

Utilities 4.0%
Communications 0.4%
REITS 0.0%**
Energy 7.7%
Other 3.1%
Insurance 21.7%
Banking & Financial Services 63.0%

*Categories may not sum to 100% due to rounding.
**Percentage amounts to less than 0.05%

Top 10 Holdings by Issuer% of Net Assets††
Citigroup Inc	4.8%
Morgan Stanley	4.4%
MetLife Inc	4.0%
PNC Financial Services Group Inc	4.0%
Liberty Mutual Group	3.4%
JPMorgan Chase & Co	3.1%
Lloyds Banking Group PLC	2.9%
Enbridge Energy Partners	2.9%
HSBC PLC	2.8%
Fifth Third Bancorp	2.8%

% of Net Assets*******††
Holdings Generating Qualified Dividend Income (QDI) for Individuals	65%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	47%

*******This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation. See accompanying notes to financial statements for tax characterization of 2018 distributions.

††Net Assets includes assets attributable to the use of leverage.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS November 30, 2018

Shares/$ Par		Value

Preferred Securities§ — 96.2%
Banking — 59.4%

$1,738,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then ISDA5 + 5.168%, 144A****	$1,738,000	**(1)(3)
$7,000,000	Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27 then SW5 + 3.87%	5,897,500	**(1)(2)(3)
$1,660,000	Banco Mercantil del Norte SA, 7.625% to 01/06/28 then T10Y + 5.353%, 144A****	1,564,550	**(1)(3)
	Bank of America Corporation:
40,000	6.00%, Series EE	1,000,000	*
$4,760,000	5.875% to 03/15/28 then 3ML + 2.931%, Series FF	4,551,750	*(2)
$1,800,000	6.30% to 03/10/26 then 3ML + 4.553%, Series DD	1,881,000	*(2)
$9,107,000	6.50% to 10/23/24 then 3ML + 4.174%, Series Z	9,528,199	*(2)
	Barclays Bank PLC:
$3,120,000	7.75% to 09/15/23 then SW5 + 4.842%	2,912,146	**(1)(3)
$8,378,000	7.875% to 03/15/22 then SW5 + 6.772%, 144A****	8,362,291	**(1)(2)(3)
	BNP Paribas:
$1,300,000	7.00% to 08/16/28 then SW5 + 3.98%, 144A****	1,256,073	**(1)(3)
$11,200,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	11,200,000	**(1)(2)(3)
$2,000,000	7.625% to 03/30/21 then SW5 + 6.314%, 144A****	2,055,000	**(1)(2)(3)
	Capital One Financial Corporation:
3,645	6.00%, Series B	90,596	*
25,700	6.00%, Series H	641,857	*
66,679	6.70%, Series D	1,695,647	*(2)
	Citigroup, Inc.:
$1,400,000	5.95% to 05/15/25 then 3ML + 3.905%, Series P	1,345,750	*(2)
1,191,837	6.875% to 11/15/23 then 3ML + 4.13%, Series K	31,037,223	*(2)
24,371	7.125% to 09/30/23 then 3ML + 4.04%, Series J	653,557	*
$5,000,000	Citizens Financial Group, Inc., 5.50% to 04/06/20 then 3ML + 3.96%, Series A	4,981,250	*(2)
	CoBank ACB:
38,100	6.20% to 01/01/25 then 3ML + 3.744%, Series H, 144A****	4,000,500	*
3,450	6.25% to 10/01/22 then 3ML + 4.557%, Series F, 144A****	356,212	*
$550,000	6.25% to 10/01/26 then 3ML + 4.66%, Series I, 144A****	572,000	*
7,000	Compeer Financial ACA, 6.75% to 08/15/23 then 3ML + 4.58%, 144A****	7,455,000	*
$915,000	Credit Agricole SA, 7.875% to 01/23/24 then SW5 + 4.898%, 144A****	925,840	**(1)(3)
724,983	Fifth Third Bancorp, 6.625% to 12/31/23 then 3ML + 3.71%, Series I	19,226,694	*(2)
5,000	First Horizon National Corporation, 6.20%, Series A	125,325	*
	Goldman Sachs Group:
54,609	6.30%, Series N	1,383,246	*
$2,000,000	5.00% to 11/10/22 then 3ML + 2.874%, Series P	1,765,000	*(2)
531,522	6.375% to 05/10/24 then 3ML + 3.55%, Series K	13,447,507	*(2)
10,000	5.50% to 05/10/23 then 3ML + 3.64%, Series J	242,101	*

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) November 30, 2018

Shares/$ Par		Value

Preferred Securities — (Continued)
Banking — (Continued)

	HSBC Holdings PLC:
$1,000,000	6.00% to 05/22/27 then ISDA5 + 3.746%	$912,500	**(1)(2)(3)
$9,025,000	6.50% to 03/23/28 then ISDA5 + 3.606%	8,297,404	**(1)(2)(3)
$3,988,000	6.875% to 06/01/21 then ISDA5 + 5.514%	4,092,685	**(1)(2)(3)
$4,458,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	6,447,382	(1)(2)
	Huntington Bancshares, Inc.:
332,000	6.25%, Series D	8,379,647	*(2)
$3,200,000	5.70% to 04/15/23 then 3ML + 2.88%, Series E	3,054,000	*(2)
106,400	ING Groep NV, 6.375%	2,667,448	**(1)(2)
	JPMorgan Chase & Company:
$2,390,000	3ML + 3.47%, 5.9904%(4), Series I	2,401,950	*(2)
$10,700,000	6.00% to 08/01/23 then 3ML + 3.30%, Series R	10,780,250	*(2)
$8,000,000	6.75% to 02/01/24 then 3ML + 3.78%, Series S	8,472,000	*(2)
283,700	KeyCorp, 6.125% to 12/15/26 then 3ML + 3.892%, Series E	7,184,334	*(2)
	Lloyds TSB Bank PLC:
$5,200,000	12.00% to 12/16/24 then 3ML + 11.756%, 144A****	6,140,571	(1)
$14,022,000	Lloyds Banking Group PLC, 6.657% to 05/21/37 then 3ML + 1.27%, 144A****	13,960,584	**(1)(2)
$15,425,000	M&T Bank Corporation, 6.45% to 02/15/24 then 3ML + 3.61%, Series E	16,196,250	*(2)
$1,700,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%, 144A****	1,481,125	**(1)(3)
135,740	MB Financial, Inc., 6.00%, Series C	3,283,551	*(2)
	Morgan Stanley:
251,971	5.85% to 04/15/27 then 3ML + 3.491%, Series K	6,209,069	*(2)
674,994	6.875% to 01/15/24 then 3ML + 3.94%, Series F	17,617,343	*(2)
241,200	7.125% to 10/15/23 then 3ML + 4.32%, Series E	6,454,512	*(2)
549,300	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	13,364,469	*(2)
35,000	People’s United Financial, 5.625% to 12/15/26 then 3ML + 4.02%, Series A	856,625	*
	PNC Financial Services Group, Inc.:
675,080	6.125% to 05/01/22 then 3ML + 4.067%, Series P	17,553,768	*(2)
$9,928,000	6.75% to 08/01/21 then 3ML + 3.678%, Series O	10,411,990	*(2)
$6,125,000	RaboBank Nederland, 11.00% to 06/30/19 then 3ML + 10.868%, 144A****	6,392,969	(1)(2)
627,170	Regions Financial Corporation, 6.375% to 09/15/24 then 3ML + 3.536%, Series B	15,863,262	*(2)
$4,825,000	Royal Bank of Scotland Group PLC: RBS Capital Trust II, 6.425% to 01/03/34 then 3ML + 1.9425%	5,760,567	**(1)(2)
	Societe Generale SA:
$300,000	6.75% to 04/06/28 then SW5 + 3.929%, 144A****	258,756	**(1)(3)
$8,200,000	7.375% to 09/13/21 then SW5 + 6.238%, 144A****	8,097,500	**(1)(2)(3)
$5,000,000	8.00% to 09/29/25 then ISDA5 + 5.873%, 144A****	5,025,000	**(1)(2)(3)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) November 30, 2018

Shares/$ Par		Value

Preferred Securities — (Continued)
Banking — (Continued)

4,000	Sovereign Bancorp: Sovereign REIT, 12.00%, Series A, 144A****	$4,470,000
	Standard Chartered PLC:
$6,615,000	7.50% to 04/02/22 then SW5 + 6.301%, 144A****	6,639,806	**(1)(2)(3)
$4,000,000	7.75% to 04/02/23 then SW5 + 5.723%, 144A****	3,970,000	**(1)(2)(3)
	State Street Corporation:
26,174	5.90% to 03/15/24 then 3ML + 3.108%, Series D	665,288	*(2)
$500,000	5.625% to 12/15/23 then 3ML + 2.539%, Series H	491,875	*
23,596	Sterling Bancorp, 6.50%, Series A	613,614	*
40,895	US Bancorp, 6.50% to 01/15/22 then 3ML + 4.468%, Series F	1,081,877	*(2)
50,000	Valley National Bancorp, 6.25% to 06/30/25 then 3ML + 3.85%, Series A	1,246,500	*(2)
	Wells Fargo & Company:
27,000	5.625%, Series Y	656,235	*
759	7.50%, Series L	959,148	*
180,300	5.85% to 09/15/23 then 3ML + 3.09%, Series Q	4,480,509	*(2)
$13,025,000	3ML + 3.77%, 6.1041%(4), Series K	13,073,844	*(2)
$3,700,000	Westpac Banking Corporation, 5.00% to 09/21/27 then ISDA5 + 2.888%	3,134,556	**(1)(2)(3)
	Zions Bancorporation:
10,000	6.30% to 03/15/23 then 3ML + 4.24%, Series G	254,578	*
$10,000,000	7.20% to 09/15/23 then 3ML + 4.44%, Series J	10,587,500	*(2)
		411,834,655
Financial Services — 1.6%
$1,440,000	AerCap Global Aviation Trust, 6.50% to 06/15/25 then 3ML + 4.30%, 06/15/45, 144A****	1,472,400	(1)(2)
	Credit Suisse Group AG:
$2,500,000	7.25% to 09/12/25 then SW5 + 4.332%, 144A****	2,381,250	**(1)(2)(3)
$2,600,000	7.50% to 07/17/23 then SW5 + 4.60%, 144A****	2,564,250	**(1)(2)(3)
$1,500,000	E*TRADE Financial Corporation, 5.30% to 03/15/23 then 3ML + 3.16%, Series B	1,402,500	*(2)
	General Motors Financial Company:
$1,420,000	5.75% to 09/30/27 then 3ML + 3.598%, Series A	1,184,820	*
$2,500,000	6.50% to 09/30/28 then 3ML + 3.436%, Series B	2,193,750	*
		11,198,970
Insurance — 21.8%
373,578	Allstate Corporation, 6.625%, Series E	9,470,202	*(2)
	American International Group:
$280,000	AIG Life Holdings, Inc., 7.57% 12/01/45, 144A****	325,500
$497,000	AIG Life Holdings, Inc., 8.125% 03/15/46, 144A****	612,553
$350,000	8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58	417,375

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) November 30, 2018

Shares/$ Par		Value

Preferred Securities — (Continued)
Insurance — (Continued)

$680,000	Aon Corporation, 8.205% 01/01/27	$797,300	(2)
	Arch Capital Group, Ltd.:
38,000	5.25%, Series E	806,333	**(1)
33,000	5.45%, Series F	716,100	**(1)
$6,550,000	AXA SA, 6.379% to 12/14/36 then 3ML + 2.256%, 144A****	6,615,500	**(1)(2)
333,363	Delphi Financial Group, 3ML + 3.19%, 5.8061%(4) 05/15/37	7,584,008	(2)
141,000	Enstar Group Ltd., 7.00% to 09/01/28 then 3ML + 4.015%, Series D	3,514,735	**(1)(2)
$754,000	Everest Reinsurance Holdings, 3ML + 2.385%, 5.0011%(4) 05/15/37	718,185	(2)
137,500	Hartford Financial Services Group, Inc., 7.875% to 04/15/22 then 3ML + 5.596%, 04/15/42	3,792,759	(2)
$20,983,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	23,553,418	(2)
	MetLife, Inc.:
$17,200,000	9.25% 04/08/38, 144A****	22,403,000	(2)
$3,759,000	10.75% 08/01/39	5,610,308	(2)
	PartnerRe Ltd.:
77,450	5.875%, Series I	1,878,163	**(1)(2)
37,556	6.50%, Series G	950,542	**(1)(2)
236,349	7.25%, Series H	6,135,620	**(1)(2)
	Prudential Financial, Inc.:
$2,727,000	5.625% to 06/15/23 then 3ML + 3.92%, 06/15/43	2,740,635	(2)
$5,848,000	5.875% to 09/15/22 then 3ML + 4.175%, 09/15/42	5,997,884	(2)
$13,160,000	QBE Insurance Group Ltd., 7.50% to 11/24/23 then SW10 + 6.03%, 11/24/43, 144A****	14,212,800	(1)(2)(3)
56,900	RenaissanceRe Holdings Ltd., 5.75%, Series F	1,311,187	**(1)
$6,750,000	Unum Group: Provident Financing Trust I, 7.405% 03/15/38	7,121,250	(2)
	W.R. Berkley Corporation:
95,479	5.625% 04/30/53	2,125,296	(2)
211,928	5.75% 06/01/56	4,783,745	(2)
1,530	5.90% 03/01/56	36,169
	XL Group Limited:
$14,338,000	Catlin Insurance Company Ltd., 3ML + 2.975%, 5.4246%(4), 144A****	13,710,713	(1)(2)
$3,020,000	XL Capital Ltd., 3ML + 2.4575%, 4.8938%(4), Series E	2,850,125	(1)(2)
		150,791,405

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) November 30, 2018

Shares/$ Par		Value

Preferred Securities — (Continued)
Utilities — 4.0%

$2,100,000	CenterPoint Energy, Inc., 6.125% to 09/01/23 then 3ML + 3.27%, Series A	$2,107,875	*(2)
$2,545,000	Commonwealth Edison: COMED Financing III, 6.35% 03/15/33	2,653,163
404,000	Dominion Energy, Inc., 5.25% 07/30/76, Series A	8,812,290	(2)
15,782	DTE Energy Company, 5.375% 06/01/76, Series B	352,587	(2)
$6,830,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016A	7,004,165	(1)(2)
121,452	Integrys Energy Group, Inc., 6.00% to 08/01/23 then 3ML + 3.22%, 08/01/73	3,041,765	(2)
	NiSource, Inc.:
$1,000,000	5.65% to 06/15/23 then T5Y + 2.843%, Series A, 144A****	957,500	*
91,800	6.50% to 03/15/24 then T5Y + 3.632%, Series B	2,281,230	*
15,000	Southern California Edison: SCE Trust V, 5.45% to 03/15/26 then 3ML + 3.79%, Series K	330,375	*(2)
		27,540,950
Energy — 7.3%
	DCP Midstream LP:
$3,500,000	7.375% to 12/15/22 then 3ML + 5.148%, Series A	3,226,563	(2)
11,900	7.875% to 06/15/23 then 3ML + 4.919%, Series B	268,643
$9,780,000	DCP Midstream LLC, 5.85% to 05/21/23 then 3ML + 3.85%, 05/21/43, 144A****	8,264,100	(2)
$19,804,000	Enbridge Energy Partners LP, 3ML + 3.7975%, 6.1935%(4) 10/01/37	19,927,390	(2)
$3,500,000	Enbridge, Inc., 6.00% to 01/15/27 then 3ML + 3.89%, 01/15/77	3,123,480	(1)(2)
	Energy Transfer Partners LP:
401,126	7.375% to 05/15/23 then 3ML + 4.53%, Series C	9,046,394	(2)
4,800	7.625% to 08/15/23 then 3ML + 4.738%, Series D	110,544
$2,700,000	Enterprise Products Operating L.P., 5.25% to 08/16/27 then 3ML + 3.033%, 08/16/77, Series E	2,303,389
105,773	NuStar Logistics LP, 3ML + 6.734%, 9.1703%(4) 01/15/43	2,651,729
$1,500,000	Transcanada Pipelines, Ltd., 5.875% to 08/15/26 then 3ML + 4.64%, 08/15/76, Series 2016-A	1,421,250	(1)(2)
		50,343,482
Real Estate Investment Trust (REIT) — 0.0%
10,685	Annaly Capital Management, Inc., 6.95% to 09/30/22 then 3ML + 4.993%, Series F	266,163
		266,163
Miscellaneous Industries — 2.1%
$1,400,000	BHP Billiton Limited: BHP Billiton Finance U.S.A., Ltd., 6.75% to 10/19/25 then SW5 + 5.093%, 10/19/75, 144A****	1,487,500	(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) November 30, 2018

Shares/$ Par		Value

Preferred Securities — (Continued)
Miscellaneous Industries — (Continued)

	Land O’ Lakes, Inc.:
$725,000	7.25%, Series B, 144A****	$730,438	*
$11,700,000	8.00%, Series A, 144A****	12,636,000	*(2)
		14,853,938
	Total Preferred Securities (Cost $672,275,803)	666,829,563

Corporate Debt Securities§ — 2.4%
Banking — 2.0%
451,000	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	11,392,260	(2)
89,000	Zions Bancorporation, 6.95% to 09/15/23 then 3ML + 3.89%, 09/15/28, Sub Notes	2,530,857	(2)
		13,923,117
Communication — 0.4%
	Qwest Corporation:
54,050	6.50% 09/01/56	1,130,996
82,550	6.75% 06/15/57	1,821,358
		2,952,354
	Total Corporate Debt Securities (Cost $16,660,100)	16,875,471

Common Stock — 0.4%
Energy — 0.4%
171,614	Kinder Morgan, Inc.	2,929,451	*
		2,929,451
	Total Common Stock (Cost $4,635,148)	2,929,451

Money Market Fund — 0.3%
2,196,926	BlackRock Liquidity Funds: T-Fund, Institutional Class	2,196,926
	Total Money Market Fund (Cost $2,196,926)	2,196,926

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) November 30, 2018

		Value

Total Investments (Cost $695,767,977***)	99.3%	$688,831,411

Other Assets And Liabilities (Net)	0.7%	4,558,564

Total Managed Assets	100.0%‡	$693,389,975

Loan Principal Balance		(252,200,000)

Total Net Assets Available To Common Stock		$441,189,975

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security. Securities without a date or with only a fixed-to-floating reset date are perpetual securities (i.e., have no stated maturity date).

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income (unaudited).

**Securities distributing Qualified Dividend Income only (unaudited).

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2018, these securities amounted to $214,296,081 or 30.9% of total managed assets.

(1)Foreign Issuer.

(2)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $446,623,313 at November 30, 2018.

(3)Contingent Capital Security, a hybrid security with contractual loss-absorption characteristics; see Note 9 in the Notes to Financial Statements. The total value of such securities was $96,979,032 or 14.0% of total managed assets at November 30, 2018.

(4)Represents the rate in effect as of the reporting date.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:

3ML—3-Month ICE LIBOR USD A/360

ISDA5—5-year USD ICE Swap Semiannual 30/360

SW5—5-year USD Swap Semiannual 30/360

SW10—10-year USD Swap Semiannual 30/360

T5Y—Federal Reserve H.15 5-Yr Constant Maturity Treasury Semiannual yield

T10Y—Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENT OF ASSETS AND LIABILITIES November 30, 2018

ASSETS:
Investments, at value (Cost $695,767,977)		$688,831,411
Receivable for investments sold		199,838
Dividends and interest receivable		7,155,022
Prepaid expenses		34,256
Total Assets		696,220,527
LIABILITIES:
Loan Payable	$252,200,000
Payable for investment securities purchased	2,295,000
Dividends payable to Common Stock Shareholders	25,133
Investment advisory fees payable	302,321
Administration, Transfer Agent and Custodian fees payable	48,381
Servicing Agent fees payable	27,952
Professional fees payable	68,085
Accrued expenses and other payables	63,680
Total Liabilities		255,030,552
NET ASSETS AVAILABLE TO COMMON STOCK		$441,189,975

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Total distributable earnings (loss)		$(14,971,416)
Par value of Common Stock		191,615
Paid-in capital in excess of par value of Common Stock		455,969,776
Total Net Assets Available to Common Stock		$441,189,975

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (19,161,549 shares outstanding)		$23.02

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENT OF OPERATIONS For the Year Ended November 30, 2018

INVESTMENT INCOME:
Dividends†		$18,643,392
Interest		25,017,327
Total Investment Income		43,660,719
EXPENSES:
Investment advisory fees	$3,811,632
Interest expenses	6,886,565
Administrator’s fees	403,323
Servicing Agent fees	360,095
Professional fees	110,635
Insurance expenses	77,110
Transfer Agent fees	24,730
Directors’ fees	55,774
Custodian fees	61,527
Compliance fees	35,261
Other	131,514
Total Expenses		11,958,166
NET INVESTMENT INCOME		31,702,553

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the year		889,282
Capital gains distributions from investments held during the year		9
Change in unrealized appreciation/(depreciation) of investments		(60,904,827)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(60,015,536)

NET DECREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$(28,312,983)

†For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Year Ended November 30, 2018	Year Ended November 30, 2017
OPERATIONS:
Net investment income	$31,702,553	$32,446,913
Net realized gain on investments sold during the year	889,291	2,345,019
Change in net unrealized appreciation/(depreciation) of investments	(60,904,827)	43,473,140
Net increase/(decrease) in net assets resulting from operations	(28,312,983)	78,265,072
DISTRIBUTIONS:
Dividends paid from distributable earnings to Common Stock Shareholders(1)	(34,299,039)	(36,784,243)
Total Distributions	(34,299,039)	(36,784,243)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	44,465	61,948
Net increase in net assets available to Common Stock resulting from Fund share transactions	44,465	61,948
NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE YEAR	$(62,567,557)	$41,542,777

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of year	$503,757,532	$462,214,755
Net increase/(decrease) in net assets during the year	(62,567,557)	41,542,777
End of year(2)	$441,189,975	$503,757,532

(1)May include income earned, but not paid out, in prior fiscal year.

(2)Net assets - end of year includes undistributed net investment income of $1,430,716 in 2017.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENT OF CASH FLOWS For the Year Ended November 30, 2018

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(28,312,983)

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(70,079,982)
Proceeds from disposition of investment securities	69,136,027
Net sales of short-term investment securities	(1,811,186)
Capital gains distributions from investments	9
Increase in dividends and interest receivable	(203,310)
Decrease in receivable for investments sold	2,929,644
Decrease in prepaid expenses	602
Net amortization/(accretion) of premium/(discount)	2,023,765
Increase in payable for investments purchased	589,394
Decrease in payables to related parties	(19,330)
Decrease in accrued expenses and other liabilities	(16,821)
Change in net unrealized (appreciation)/depreciation of investments	60,904,827
Net realized gain from investments sold	(889,291)
Net cash provided by operating activities	34,251,365

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from distributable earnings	(34,251,365)
Net cash used in financing activities	(34,251,365)
Net increase/(decrease) in cash	—

CASH:
Beginning of the year	$—
End of the year	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the year	$6,872,276
Reinvestment of dividends	44,465
Increase of dividends payable to common stock shareholders	3,209

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Financial Highlights For a Common Stock share outstanding throughout each year

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Year Ended November 30,
	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$26.29	$24.13	$24.43	$24.80	$22.75
INVESTMENT OPERATIONS:
Net investment income	1.65	1.69	1.84	1.79	1.76
Net realized and unrealized gain/(loss) on investments	(3.13)	2.39	(0.22)	(0.24)	2.26
Total from investment operations	(1.48)	4.08	1.62	1.55	4.02
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.79)	(1.92)	(1.92)	(1.92)	(1.97)
Total distributions to Common Stock Shareholders	(1.79)	(1.92)	(1.92)	(1.92)	(1.97)
Net asset value, end of year	$23.02	$26.29	$24.13	$24.43	$24.80
Market value, end of year	$21.35	$26.44	$22.89	$22.99	$23.65
Total investment return based on net asset value*	(5.59)%	17.41%	7.03%	7.07%	19.05%
Total investment return based on market value*	(12.94)%	24.49%	7.89%	5.65%	29.86%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$441,190	$503,758	$462,215	$467,911	$475,163
Operating expenses including interest expense(1)	2.49%	2.06%	1.83%	1.68%	1.67%
Operating expenses excluding interest expense	1.06%	1.07%	1.10%	1.08%	1.09%
Net investment income†	6.60%	6.56%	7.53%	7.25%	7.30%
SUPPLEMENTAL DATA: ††
Portfolio turnover rate	10%	13%	19%	16%	31%
Total managed assets, end of year (in 000’s)	$693,390	$755,958	$703,515	$709,211	$710,663
Ratio of operating expenses including interest expense(1) to average total managed assets	1.63%	1.39%	1.20%	1.12%	1.12%
Ratio of operating expenses excluding interest expense to average total managed assets	0.69%	0.72%	0.73%	0.72%	0.73%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 8.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Financial Highlights (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 29, 2017	$0.155	$26.27	$26.67	$26.27
January 31, 2018	0.155	26.01	24.31	24.55
February 28, 2018	0.148	25.67	24.56	24.60
March 29, 2018	0.148	25.33	24.17	24.09
April 30, 2018	0.148	24.97	23.75	23.73
May 31, 2018	0.148	24.69	22.93	22.99
June 29, 2018	0.148	24.60	23.46	23.58
July 31, 2018	0.148	24.75	24.05	24.14
August 31, 2018	0.148	24.87	24.41	24.38
September 28, 2018	0.148	24.55	23.20	23.23
October 31, 2018	0.148	23.90	22.00	22.03
November 30, 2018	0.148	23.02	21.35	21.43

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	11/30/2018	11/30/2017	11/30/2016	11/30/2015	11/30/2014
Total Debt Outstanding, End of Period (000s)(1)	$252,200	$252,200	$241,300	$241,300	$235,500
Asset Coverage per $1,000 of Debt(2)	2,749	2,997	2,916	2,939	3,018

(1)See Note 8.

(2)Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements

1.Organization

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on October 10, 2012, and commenced operations on May 29, 2013 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator daily in accordance with the policies and procedures approved by the Board of Directors (the “Board”) of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•Level 1 – quoted prices in active markets for identical securities

•Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of November 30, 2018 is as follows:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	November 30, 2018	Price	Inputs	Inputs
Preferred Securities
Banking	$411,834,655	$343,050,475	$68,784,180	$—
Financial Services	11,198,970	9,726,570	1,472,400	—
Insurance	150,791,405	89,250,891	61,540,514	—
Utilities	27,540,950	21,846,022	5,694,928	—
Energy	50,343,482	22,151,992	28,191,490	—
Real Estate Investment Trust (REIT)	266,163	266,163	—	—
Miscellaneous Industries	14,853,938	1,487,500	13,366,438	—
Corporate Debt Securities
Banking	13,923,117	13,923,117	—	—
Communication	2,952,354	2,952,354	—	—
Common Stock
Energy	2,929,451	2,929,451	—	—
Money Market Fund	2,196,926	2,196,926	—	—
Total Investments	$688,831,411	$509,781,461	$179,049,950	$—

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

During the reporting period, securities with an aggregate market value of $13,710,713 were transferred into Level 1 from Level 2.The securities were transferred due to an increase in the quantity and quality of the information related to trading activity or broker quotes for these securities. During the period, securities with an aggregate market value of $17,760,800 were transferred into Level 2 from Level 1. The securities were transferred due to a decrease in the quantity and quality of the information related to trading activity or broker quotes for these securities. During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions must be at least equal at all

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2018, 2017 and 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 were as follows:

	Distributions paid in fiscal year 2018		Distributions paid in fiscal year 2017
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Common Stock	$34,299,039	$0	$36,784,243	$0

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

As of November 30, 2018, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)
$(2,391,493)	$692,997	$0	$(14,467,780)

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains.

No Expiration Short Term	No Expiration Long Term	Total
$2,391,493	$0	$2,391,493

Reclassification of accounts: During the year ended November 30, 2018, reclassifications were made in the Fund’s capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2018. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments
$(3,413)	$1,972,785	$(1,969,372)

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $15,084 of federal excise taxes attributable to calendar year 2017 in March 2018.

New Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update, Statement of Cash Flows (Topic 230): Restricted Cash, which requires entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ended cash balances in the statement of cash flows. The guidance applies retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within fiscal years beginning after December 15, 2017. Management is currently evaluating the impact of this guidance to the Funds’ presentation in the statement of cash flows.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU includes additions and modifications to disclosures for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

3.Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. The Fund may use options on Treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. If the strategy is employed, the Fund would purchase put options on Treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund may also purchase and write call options on Treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

Options on Financial Futures Contracts: When an interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

The Fund did not use any derivatives during the fiscal years ended November 30, 2018 and November 30, 2017.

4.Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the Fund’s average daily managed assets up to $200 million and 0.50% of the Fund’s average daily managed assets of $200 million or more. For purposes of calculating such a fee “managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

Destra Capital Investments LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. Effective September 1, 2017, as compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.075% of the Fund’s Average Net Assets, for the remainder of the term of the agreement. Prior to September 1, 2017, the Servicing Agent was paid at a rate of 0.10% on the same basis. For these purposes, “Average Net Assets” are the average daily net assets available to the Fund’s common shareholders.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average daily total managed assets, 0.04% of the next $300 million of the Fund’s average daily total managed assets, 0.03% of the next $500 million of the Fund’s average daily total managed assets and 0.02% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

BNY Mellon Investment Servicing (US) Inc. (“BNYIS”) (c/o, Computershare) serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNYIS’ services as Transfer Agent, the Fund pays BNYIS a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average daily total managed assets, 0.008% of the next $300 million of the Fund’s average daily total managed assets, 0.006% of the next $500 million of the Fund’s average daily total managed assets, and 0.005% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

The Fund pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board or Audit Committee, $500 for each in-person meeting of the Nominating and Governance Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.Purchases and Sales of Securities

For the year ended November 30, 2018, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $70,079,982 and $69,136,027, respectively.

At November 30, 2018, the aggregate cost of securities for federal income tax purposes was $703,299,191, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,496,299 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $26,964,079.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

6.Common Stock

At November 30, 2018, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Year Ended 11/30/18		Year Ended 11/30/17
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	1,692	$44,465	2,388	$61,948

7.Preferred Stock

The Fund has the authority to issue 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Prime Brokerage International, LTD. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. As of November 30, 2018, the committed amount, and amount borrowed, under the Financing Agreement was $252.2 million.

Effective September 1, 2017, the lender charges an annualized rate of one-month LIBOR (reset monthly) plus 0.80% on the drawn (borrowed) balance. For the previous 9 months of fiscal year 2017, the lender charged an annualized rate of three-month LIBOR (reset quarterly) plus 0.90% on the drawn balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. For the year ended November 30, 2018, the daily weighted average annualized interest rate on the drawn balance was 2.693% and the average daily loan balance was $252,200,000. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with 180 days’ advance notice.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations. The Fund had no Rehypothecated Securities at November 30, 2018 and at November 30, 2017 and had no rehypothecation income in fiscal years 2018 and 2017.

9.Portfolio Investments, Concentration and Investment Quality

The Fund seeks to provide its common shareholders with total return, with an emphasis on high current income, by investing at least 80% of its “managed assets” in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred stock, hybrid and trust preferred securities that have characteristics of both equity and debt securities, convertible securities, subordinated debt, and senior debt. “Managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund. Also, under normal market conditions, the Fund will invest more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts and mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management and custody, investment banking and brokerage, insurance, insurance brokerage, and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

The Fund will invest at least 80% of its managed assets in (a) investment grade quality securities or (b) below investment grade quality securities of companies with investment grade senior unsecured debt outstanding, in either case determined at the time of purchase. Consequently, the Fund may invest up to 20% of its managed assets in securities of companies with below investment grade quality senior unsecured debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Continued)

The Fund may invest up to 15% of its managed assets in common stocks, and up to 100% of its managed assets in securities of non-U.S. companies. Investments may include U.S. dollar-denominated securities and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.

Some preferred and debt securities include “loss absorption” provisions that make the securities more like equity. These securities are generally referred to as contingent capital securities or “CoCos.” In one type of CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be written down to below original principal amount (even to zero) under certain circumstances. Such securities may, but are not required to, provide for circumstances under which liquidation value may be adjusted back up, such as an improvement in capitalization and/or earnings. Another type of CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. An automatic write-down or conversion event can be triggered by a reduction in the capital level of the issuer, by regulatory actions or by other factors. CoCos which are subject to an automatic write-down (i.e., automatic write-down of the original principal amount, potentially to zero, and cancellation of the securities) under certain circumstances could result in the Fund losing a portion or all of its investment in such securities. If a CoCo provides for mandatory conversion of the security into common shares of the issuer, and the circumstances requiring mandatory conversion occur, the Fund could experience a reduced income rate, potentially to zero, as a result of the issuer’s common shares not paying a dividend. Moreover, upon conversion into common stock, the Fund’s interest in the issuer would be subordinate to the issuer’s other security classes and would no longer be senior to common stock and, therefore, conversion would worsen the Fund’s standing in a bankruptcy proceeding.

The Fund may employ certain investment techniques in accordance with its fundamental and non-fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors for
Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the Fund), including the portfolio of investments, as of November 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets available to common stock for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets available to common stock for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Flaherty & Crumrine Incorporated investment companies since 2001.

Boston, Massachusetts
January 22, 2019

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2018, $341 in brokerage commissions were incurred.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 7, 2018. This filing as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2018. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund’s complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Fund’s fiscal quarter.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Supplementary Tax Information

Distributions to Common Stock Shareholders are characterized as follows for purposes of federal income taxes (as a percentage of total distributions). Individual Shareholders will receive a Form 1099-DIV in 2019 with information about the tax character of distributions they received in calendar year 2018.

	Individual Shareholder		Corporate Shareholder
	QDI	Ordinary Income	DRD	Ordinary Income
Fiscal Year 2018	87.10%	12.90%	41.97%	58.03%
Calendar Year 2018	87.38%	12.62%	42.02%	57.98%

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 71	Lead Director and Nominating and Governance Committee Chair	Class III Director since inception	Majority owner and Executive Manager of various entities engaged in commercial farming, agriculture and real estate.	5	CoBiz, Financial, Inc. (financial services) through September 2015.

David Gale 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 69	Director	Class II Director since inception	President of Delta Dividend Group, Inc. (investments).	5	Emmis Communications through 2012.

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 57	Director and Audit Committee Chair	Class I Director since October 2016; Class II Director inception- October 2016	Board Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2020 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2021 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2019 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund and Flaherty & Crumrine Total Return Fund.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR:

R. Eric Chadwick† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 43	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager of Flaherty & Crumrine; President of Flaherty & Crumrine since 2014; Vice President of Flaherty & Crumrine until September 2014.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2020 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2021 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2019 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund, and Flaherty & Crumrine Total Return Fund.

†“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years

OFFICERS:

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 46	Chief Compliance Officer, Vice President and Secretary	Since inception

Executive Vice President of Flaherty & Crumrine since September 2014; Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine; Vice President of Flaherty & Crumrine until September 2014

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 59	Chief Financial Officer, Vice President and Treasurer	Since inception	Portfolio Manager of Flaherty & Crumrine; Executive Vice President of Flaherty & Crumrine since September 2014; Vice President of Flaherty & Crumrine until September 2014

Roger Ko 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 44	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 55	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since inception	Assistant Compliance Officer and Secretary of Flaherty & Crumrine

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 62	Assistant Treasurer	Since inception	Administrator of Flaherty & Crumrine

*Each officer serves until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that David Gale, Morgan Gust and Karen H. Hogan are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $49,500 for 2018 and $48,500 for 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,280 for 2018 and $8,910 for 2017. Services included the preparation and review of federal and state tax returns, excise tax returns, and tax distribution requirements.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.
(e)(1)	The Fund’s Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any service providers controlling, controlled by or under common control with the Fund’s investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2017.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The Members of the audit committee are: David Gale, Morgan Gust and Karen H. Hogan.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated (“FCI”) acts as discretionary investment adviser for various clients, including the following seven pooled investment vehicles (the “Funds”):

As adviser to the “U.S. Funds”	Flaherty & Crumrine Preferred Income Fund
Flaherty & Crumrine Preferred Income Opportunity Fund
Flaherty & Crumrine Preferred Securities Income Fund
Flaherty & Crumrine Total Return Fund
Flaherty & Crumrine Dynamic Preferred and Income Fund

As subadviser to the “Canadian Fund”	Flaherty & Crumrine Investment Grade Fixed Income Fund
As sub-adviser to the “Mutual Fund”	Destra Flaherty & Crumrine Preferred and Income Fund

FCI’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves.

Purpose

These policies and procedures are designed to satisfy FCI’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where FCI’s interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby FCI exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and FCI will make available to such clients and Fund shareholders the record of FCI’s votes promptly upon request and to the extent required by Federal law and regulations.

Fundamental Standard

FCI will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

General

FCI has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where FCI may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., FCI will apply the same principles as would apply to common or preferred stock, mutatis mutandis.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where FCI does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

FCI may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC’s EDGAR database. In other instances, FCI will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, FCI will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to FCI in making a decision how to vote.

For purposes of decision making, FCI will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where FCI may have discretionary authority with regard to several different securities of the same issuer, it may vote securities “in favor” for those securities or classes where FCI has determined the matter in question to be beneficial while, at the same time, voting “against” for those securities or classes where FCI has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

FCI will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. FCI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, FCI will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as “social, environmental, and corporate responsibility” matters, FCI will typically give weight to management’s recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer’s competitors.

In cases where the voting of proxies would not justify the time and costs involved, FCI may refrain from voting. From the individual client’s perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of FCI’s institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

Voting of Common Stock Proxies

FCI categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, FCI normally will vote in favor of management’s recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) “contested” director slates. In non-routine matters, FCI, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Voting of Preferred Stock Proxies

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, FCI will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made (“contingent voting”), FCI will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. FCI will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, FCI does not intend to vote such proxies since the time and costs would outweigh the benefits.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between FCI and FCI’s clients may arise when FCI’s relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of FCI’s clients.

FCI will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, FCI will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Fund or the Mutual Fund) in instances when a material conflict of interest may be apparent. FCI must describe the conflict to the client and state FCI’s voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), FCI will vote in accordance with the recommendation it had made to the client.

In all such instances, FCI will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

Amendment of the Policies and Procedures

These policies and procedures may be modified at any time by action of the Board of Directors of FCI but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to FCI’s clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds’ websites and will be disclosed in reports to shareholders as required by law.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under “Item 2 - Codes of Ethics” and “Item 7 - Proxy Voting Policies.”

(a)(1) Portfolio Managers

R. Eric Chadwick and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the portfolio managers is available in the Annual Report included in Response to Item 1 above.

(a)(2) Other Accounts Managed By Portfolio Managers

The tables below illustrate other accounts where each of the above-mentioned two portfolio managers has significant day-to-day management responsibilities as of November 30, 2018:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (mm)	# of Accounts Managed for which Advisory Fee is Based on Performance
1. R. Eric Chadwick	Other Registered Investment Companies:	5	2170	0
	Other Pooled Investment Vehicles:	2	107	0
	Other Accounts:	13	1132	0

2. Bradford S. Stone	Other Registered Investment Companies:	5	2170	0
	Other Pooled Investment Vehicles:	2	107	0
	Other Accounts:	13	1132	0

Potential Conflicts of Interest

In addition to the Fund, the Portfolio Managers jointly manage accounts for four other closed-end funds, one mutual fund, one Canadian fund and other institutional clients. As a result, potential conflicts of interest may arise as follows:

●	Allocation of Limited Time and Attention. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

●	Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

●	Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

●	Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3) Portfolio Manager Compensation

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

(a)(4) Disclosure of Securities Ownership

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2018:

Name	Dollar Range of Fund Shares Beneficially Owned*
R. Eric Chadwick	$100,001 to $500,000
Bradford S. Stone	$100,001 to $500,000

*Doesn’t include 4,198 shares held by Flaherty & Crumrine Incorporated of which each portfolio manager is a shareholder.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	1/24/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	1/24/2019

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(principal financial officer)

Date	1/25/2019

* Print the name and title of each signing officer under his or her signature.